Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Meredith Corporation (the Company) for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Stephen M. Lacy, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen M. Lacy
Stephen M. Lacy President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)
Dated: October 29, 2008

A signed original of this written statement required by Section 906 has been provided to Meredith and will be retained by Meredith and furnished to the Securities and Exchange Commission or its staff upon request.